CSC Small Cap Value Fund Summary Prospectus January 24, 2012 Investor Class Shares – (CSCSX) Institutional Class Shares – (CSCAX)

Before you invest, you may want to review the CSC Small Cap Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated December 16, 2011, (as supplemented January 24, 2012), are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.covestreetfunds.com.  You can also get this information at no cost by calling the Fund (toll-free) at (866)-497-0097 or by sending an e-mail request to questions@covestreetfunds.com.

Investment Objective
The CSC Small Cap Value Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Shareholder Information - Class Descriptions” of the Fund’s Prospectus on page 15.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	3.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fee	0.25%	0.00%
Other Expenses (1)	1.56%	1.56%
Total Annual Fund Operating Expenses	2.66%	2.41.%
Fee Waiver/Expense Reimbursement (2)	-0.97%	-0.97%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	1.69%	1.44%
(1)
The Annual Fund Operating Expenses shown above have been restated to reflect the estimated expenses for the Fund’s current fiscal year and are not based on the expenses incurred during the Predecessor Fund’s (defined below) previous fiscal year.

(2)
Cove Street Capital, LLC (the “Adviser” or “Cove Street”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.69% of the average daily net assets of the Investor Class and 1.44% of the average daily net assets of the Institutional Class. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through December 31, 2014.  The Trust’s Board of Trustees (the “Board of Trustees”) must consent to the termination of the Operating Expense Limitation Agreement by the Adviser after one year from the effective date of this Prospectus, which consent shall not be unreasonably withheld.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$516	$1,059	$1,627	$3,169
Institutional Class	$147	$659	$1,198	$2,672

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover of the Predecessor Fund (defined below) was 50% of its average portfolio value.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a limited number of equity securities of small capitalization companies.  The equity securities in which the Fund invests include common and preferred stocks.  The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, in the range of $50 million to $5 billion.  Although the Fund will invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 20% of its assets in the securities of foreign companies, including common and preferred stocks.  The Fund’s investment strategy involves a value-oriented focus on preservation of capital over the long term using a “bottom-up” approach.

At the discretion of the Adviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions and to retain flexibility in meeting redemptions and paying expenses.

Principal Risks
BAs with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Small-Cap Companies Risk.  Investing in securities of small-sized companies, may involve greater volatility than investing in larger and more established companies.  The securities of small-sized companies may have greater price volatility and less liquidity than the securities of larger companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Concentration Risk.  The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Foreign Securities Risk.  Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

New Adviser Risk.  The Adviser is a newly formed entity, which recently registered as an investment adviser and as a result has not previously managed a mutual fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. Effective January 20, 2012, substantially all of the assets of CSC Small Cap Value Fund, a series of CNI Charter Funds, (the “Predecessor Fund”) which had the same portfolio manager as the Fund and has substantially similar investment strategies as the Fund, was transferred to the Fund in a tax-free reorganization (the “Reorganization”). The performance figures for the Fund’s Institutional Class Shares in the bar chart and table and the Investor Class Shares in the table represent the performance of the Predecessor Fund’s shares from year-to-year, and the table compares the average annual total returns for certain periods with those of a broad measure of market performance. Updated performance information is available at www.covestreetfunds.com  or by calling (866)-497-0097. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Best Quarter	Worst Quarter
Q2 2009 33.09%	Q4 2008 (26.42%)

[Missing Graphic Reference]
Average Annual Total Returns for the periods ended December 31, 2011
	One Year	Five Years	Ten Years	Since Inception (9/30/1998)
Institutional Class Shares(1)
Return Before Taxes	3.85%	(1.36)%	5.21%	9.73%
Return After Taxes on Distributions	3.85%	(2.17)%	4.65%	9.12%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	(1.38)%	4.43%	8.54%
Investor Class Shares(2)
Return Before Taxes	0.26%	(2.07)%	4.70%	9.33%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(4.18)%	0.15%	5.62%	6.90%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(5.50)%	(1.87)%	6.40%	8.08%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	(3.36)%	(0.58)%	7.16%	8.61%
(1)
The Institutional Class shares of the Fund commenced operations on October 3, 2001.  The performance results above for the Institutional Class shares reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001.

(2)	Prior to the Reorganization, the Investor Class shares were referred to as Class R shares.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  The performance of the Investor Class will vary from the after-tax returns show above for the Institutional Class shares as a result of the Investor Class shares’ sales load, higher Rule 12b-1 fees and expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Cove Street Capital, LLC is the Fund’s investment adviser.

Portfolio Manager
Jeffrey Bronchick, Chief Executive Officer and Chief Investment Officer of the Adviser since July 2011, is the portfolio manager responsible for the day-to-day management of the Fund.  He has managed the Fund since September 30, 1998, through the Fund’s predecessors.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (CSC Small Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, by contacting the Fund by telephone at (866)-497-0097 or through a financial intermediary.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$5,000	$25,000
Subsequent Minimum Investment	$100	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.